MANNING & NAPIER FUND, INC.

(the “Fund”)

Supplement dated December 31, 2011 to Statement of Additional Information (“SAI”) of the Fund dated May 1, 2011 as supplemented May 24, 2011 and November 28, 2011

This supplement applies to the SAI of each of the following series of the Fund: Small Cap Series (Class A, B, Z, D, and E Shares), Commodity Series, Technology Series, High Yield Bond Series, International Series, Life Sciences Series, Global Fixed Income Series, World Opportunities Series (Class A, B, Z, D, and E Shares), New York Tax Exempt Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, Financial Services Series, Core Bond Series, Core Plus Bond Series, and Real Estate Series.

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

1.	Effective December 31, 2011, the shares of the International Series, which previously did not have a class name designation, have been redesignated as Class S Shares of the International Series. Class S Shares of the International Series are offered in a separate prospectus. Accordingly, effective December 31, 2011, shares of the International Series are no longer offered in the Prospectus and all references to the International Series in the Prospectus are hereby deleted.

For information on the International Series, please contact the Fund at 1-800-466-3863 or at Manning & Napier Fund, Inc., PO Box 9845, Providence, RI 02940-8045.

2.	Effective November 18, 2011, Richard M. Hurwitz has resigned from the Board of Directors of the Fund.

Accordingly, all references to Mr. Hurwitz in the Fund SAIs are hereby deleted.

3.	Manning & Napier Advisors, Inc., the investment advisor to the Fund and each of its portfolios (each, a “Series”), is undergoing a restructuring that will result in a newly formed Delaware limited liability company to be called Manning & Napier Advisors, LLC. On or about October 1, 2011, Manning & Napier Advisors, LLC will assume the same roles and responsibilities as Manning & Napier Advisors, Inc. currently has with respect to the Fund and each of its Series. This change will not affect the portfolio management teams or investment strategies of any of the Series of the Fund.

Accordingly, all references to Manning & Napier Advisors, Inc. in the Fund Prospectuses and SAIs are hereby deleted and replaced by Manning & Napier Advisors, LLC, to be effective on the date of the corporate restructuring, which is expected to be on or about October 1, 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI Supp All 12/31/11